As filed with the Securities and Exchange Commission on August 27, 2020

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

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the Securities Exchange Act of 1934 (Amendment No. )

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☐	Soliciting Material Pursuant to §240.14a-12

ROYCE GLOBAL VALUE TRUST, INC.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Royce Global Value Trust, Inc. Postpones Special Meeting until October 8, 2020,
Sets New Record Date of September 8, 2020, and
Will File and Mail Supplement to Proxy Statement

NEW YORK—August 26, 2020. Royce Global Value Trust, Inc. (NYSE: RGT) (the “Fund”) today announced that the Special Meeting of Stockholders (the “Meeting”) originally scheduled for Tuesday, July 14, 2020 at 3:30 p.m. Eastern Time has been postponed to Thursday October 8, 2020 at 1:00 p.m. Eastern Time in order to solicit additional stockholder votes. As previously announced, due to the continuing public health impact of the COVID-19 pandemic and to support the health and safety of the Fund’s stockholders, the Meeting will be held in a virtual meeting format and will be accessible solely by means of remote communication.

The Board of Directors of the Fund (the “Board”) has also set a new record date of September 8, 2020 for determining those stockholders of the Fund entitled to notice of and to vote at the Meeting (or at any postponement or adjournment thereof). Only holders of record as of the close of business on that day will be entitled to vote at the Meeting (or at any postponement or adjournment thereof). The Board had originally fixed the close of business on May 1, 2020 as the record date. Any proxy received by the Fund from a stockholder of record as of the close of business on the record date originally set for the Meeting (i.e., May 1, 2020) and as of the close of business on the new record date set for the Meeting (i.e., September 8, 2020) shall remain in full force and effect with respect to the number of shares held by such stockholder as of the close of business on the new record date set for the Meeting (i.e., September 8, 2020) unless explicitly revoked, or a later dated proxy is submitted, by the applicable stockholder. Previously submitted proxies are revocable. The previous submission of proxies also will not affect your right to vote in the event that you attend the Meeting. Please note, however, that attendance alone at the Meeting without voting will not be sufficient to revoke a previously authorized proxy.

The Fund will file a supplement (the “Supplement”) to its definitive proxy statement, dated May 11, 2020 (as supplemented, the “Proxy Statement”) with the Securities and Exchange Commission (the “SEC”). The Supplement will contain, among other things, a new notice with the updated special meeting and record dates. The Supplement will be distributed to all stockholders entitled to vote at the Meeting. Stockholders are advised to read the Proxy Statement and the Supplement in full because they contain important information about the proposal. The Proxy Statement and the Supplement will be available on the Internet at http://www.ReadOurMaterials.com/rgt. The WHITE proxy card included with the proxy materials that were previously distributed to stockholders will not be updated to reflect the change in location, date, or time, but may continue to be used by stockholders entitled to vote at the Meeting. The Proxy Statement, the Supplement, and other documents filed by the Fund will also be available for free on the SEC’s website at http://www.sec.gov.

The Meeting is being held to approve a new investment advisory agreement with Royce Investment Partners (“Royce”)[1], the Fund’s investment manager. The Board recommends stockholders vote “FOR” the approval of the new investment advisory agreement. Approval of the new agreement will enable Royce to continue to manage the Fund and execute the strategy that has delivered impressive relative performance for stockholders. The two leading proxy advisory firms, Institutional Shareholder Services Inc. and Glass Lewis & Co., have also recognized the Fund’s outperformance relative to its peers and the benefits of approving the new investment advisory agreement, and have therefore recommended stockholders vote “FOR” the approval of the new investment advisory agreement. Each vote is important, regardless of the number of shares owned, and not voting has the same effect as voting against the new investment advisory agreement.

[1] Royce & Associates, LP is a Delaware limited partnership that primarily conducts its business under the name Royce Investment Partners.

The Meeting will be held at the following website: http://www.meetingcenter.io/249551845. To participate in the Meeting, Fund stockholders must enter the following password: RGVT2020. Fund stockholders must also enter the control number that appears on the WHITE proxy card that they previously received from the Fund.

The website for the Meeting will be accessible to stockholders beginning at approximately 1:00 p.m. Eastern Time on October 7, 2020. Stockholders are encouraged to access the website beginning at this time and prior to the start of the Meeting to allow ample time to log into the Meeting webcast and test the computer system, and, if planning to vote at the Meeting, to vote using the stockholder ballot accessible on the Meeting website. Such ballot will contain instructions on how to submit votes during the Meeting, including the email address to which the completed ballot and any legal proxies should be sent. For questions relating to participation at the Meeting by remote communication, please call Computershare Fund Services (“Computershare”) toll-free at (800) 426-5523.

Stockholders who hold shares through an intermediary, such as a bank or broker, must register in advance to attend the Meeting. To register, stockholders must submit proof of their proxy power (legal proxy) reflecting their Fund holdings, along with their name and email address to Computershare. Stockholders may forward an email from their intermediary or send an image of their legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 1:00 p.m. Eastern Time on October 5, 2020. Stockholders will receive a confirmation email from Computershare of the stockholder’s registration and a control number that will allow the stockholder to vote at the Meeting.

Stockholders are not required to attend the Meeting to vote on the proposal. Whether or not stockholders plan to attend the Meeting, the Fund urges stockholders to authorize a proxy to vote their shares in advance of the Meeting by one of the methods described in the Proxy Statement.

Stockholders who need assistance voting may contact the Fund’s proxy solicitor, Innisfree M&A Incorporated, by calling (877) 825-8906 (toll-free in North America). Banks and brokers may call collect at (212) 750-5833.

About Royce Global Value Trust, Inc.

Royce Global Value Trust, Inc. is a closed-end diversified management investment company whose shares of Common Stock are listed and traded on the New York Stock Exchange. The Fund invests in both U.S. and non-U.S. common stocks (generally market caps up to $10 billion).

For further information on The Royce Funds℠, please visit our web site at: www.royceinvest.com.

Forward Looking Statement

This press release is not an offer to purchase nor a solicitation of an offer to sell shares of the Fund. This letter may contain statements regarding plans and expectations for the future that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking and can sometimes be identified by the use of words such as “plan,” “expect,” “will,” “should,” “could,” “anticipate,” “intend,” “project,” “estimate,” “guidance,” “possible,” “continue” and other similar terms and phrases, although not all forward-looking statements include these words. Such forward-looking statements are based on the current plans and expectations of the Fund, and are subject to risks and uncertainties that could cause actual results, performance and events to differ materially from those described in the forward-looking statements. Additionally, past performance is no guarantee of future results. Additional information concerning such risks and uncertainties are or will be contained in the Fund’s filings with the SEC, including the Fund’s

Annual Reports to Stockholders on Form N-CSR, for the year ended December 31, 2019, and subsequent filings with the SEC. These factors should be considered carefully and readers are cautioned not to place undue reliance on such forward-looking statements. The Fund does not undertake any responsibility to update publicly or revise any forward-looking statement.

Media Contact

Joele Frank, Wilkinson Brimmer Katcher

Lucas Pers

212-355-4449